                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
             TOP FIVE PORTFOLIO INDUSTRIES       6
                          TOP TEN HOLDINGS       6
                      CURRENT DISTRIBUTION       7
           Q&A WITH YOUR PORTFOLIO MANAGER       8
                         GLOSSARY OF TERMS      11
                   A FOCUS ON SENIOR LOANS      12

                            BY THE NUMBERS
                  YOUR TRUST'S INVESTMENTS      13
                      FINANCIAL STATEMENTS      32
             NOTES TO FINANCIAL STATEMENTS      37
            REPORT OF INDEPENDENT AUDITORS      42
                DIVIDEND REINVESTMENT PLAN      43
 BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      44
              RESULTS OF SHAREHOLDER VOTES      45

Long-term investment strategies can help you cope with uncertain markets.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
August 20, 2001

Dear Shareholder,

The first few months of 2001 were challenging for everyone. The markets experienced dramatic downshifts which affected many investors, no matter the size of their portfolios. We realize this is unsettling to shareholders--especially those who may be accustomed to positive returns--but it is important to keep in mind that maintaining a long-term investment horizon may be your most efficient strategy for coping with uncertain markets.

To help you make sense of recent events and put your trust's performance into perspective, this report examines how your trust's portfolio manager invested your assets. Packed with information and insightful commentary, this report includes an interview with the trust manager, a complete list of the trust's holdings at the end of the reporting period, charts and graphs which summarize interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, we at Van Kampen understand market declines are inevitable--and new opportunities may arise at any time. So, as you strive to craft a successful investment strategy and try to protect yourself against future downturns, consider these time-tested investing principles:

                  - DIVERSIFY--Owning a portfolio that includes a variety of stock funds and fixed-income funds

  may moderate your investment risk and improve your long-term portfolio performance.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. When comparing asset allocation strategies to your personal financial situation, you should consider your time frame and all of your personal savings and investments, in addition to your retirement assets and risk tolerance level. Your financial advisor can help you assess your individual situation before you make any decisions. Though no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

We are grateful for your continued trust in Van Kampen. We appreciate the opportunity to manage your assets while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[SIG]

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE U.S. ECONOMY FALTERED IN JULY 2001 AS SIGNS OF OVERALL WEAKNESS PERSISTED. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE AN ANEMIC 0.2 PERCENT ON AN ANNUALIZED BASIS FOR THE SECOND QUARTER OF 2001.

FACED WITH THE WEAKEST GROWTH RATE IN EIGHT YEARS, BUSINESSES CURBED THEIR SPENDING AND SLASHED THEIR EXCESS INVENTORIES. BUT THESE ACTIONS DID LITTLE TO STIMULATE ECONOMIC GROWTH. AS A RESULT, SOME ANALYSTS QUESTIONED WHETHER AN ECONOMIC RECOVERY WAS EVEN LIKELY TO OCCUR IN 2001, WHILE OTHERS MANAGED TO FIND A SILVER LINING--ALTHOUGH THE RATE OF GROWTH WAS MINIMAL, IT WAS GROWTH NONETHELESS. RECESSION, DEFINED AS TWO CONSECUTIVE QUARTERS OF NEGATIVE GROWTH, HAD BEEN AVOIDED BY THE SLIMMEST OF MARGINS.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER CONFIDENCE SLIPPED IN JULY AS THE AMERICAN PUBLIC WAS BOMBARDED BY REPORTS OF STAGNATING GROWTH AND CORPORATE LAYOFFS. CONSUMERS CONTINUED TO SPEND, ALBEIT AT LOWER LEVELS THAN RECENT MONTHS. UNEMPLOYMENT LEVELS, WHICH WERE ON THE RISE THROUGHOUT THE REPORTING PERIOD, HELD STEADY AT 4.5 PERCENT IN JULY. THE JOBLESS CLAIMS NUMBER IN THE MANUFACTURING SECTOR, WHICH HAS BEEN STRUGGLING FOR ABOUT A YEAR, LEVELED OFF DURING JULY--PROMPTING ANALYSTS TO SUGGEST THE SECTOR MIGHT BE POSITIONED TO MAKE A RECOVERY.

INTEREST RATES AND INFLATION
MEANWHILE, IN AN ATTEMPT TO STIMULATE THE FALTERING ECONOMY, THE FEDERAL RESERVE BOARD (THE FED) SLASHED INTEREST RATES SIX TIMES BETWEEN JANUARY 1 AND JUNE 30, 2001. REGARDLESS, ANALYSTS EYED THE LATEST DATA AND MANY DECLARED AN ADDITIONAL RATE CUT WAS NEEDED TO WARD OFF A RECESSION AND RETURN THE GROWTH OF GDP TO A HEALTHY AND SUSTAINABLE RATE.

FINALLY, INFLATION WAS HELD AT BAY AS THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 2.7 PERCENT IN THE 12 MONTHS ENDED JULY 31, 2001.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(June 30, 1999--June 30, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.70
Sep 00                                                                           1.30
Dec 00                                                                           1.90
Mar 01                                                                           1.30
Jun 01                                                                           0.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(July 31, 1999--July 31, 2001)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jul 99                                                                      5.00                               2.10
                                                                            5.25                               2.30
                                                                            5.25                               2.60
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.80
Apr 00                                                                      6.00                               3.10
                                                                            6.50                               3.20
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.40
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Jan 01                                                                      5.50                               3.70
                                                                            5.50                               3.50
                                                                            5.00                               2.90
Apr 01                                                                      4.50                               3.30
                                                                            4.00                               3.60
                                                                            3.75                               3.20
Jul 01                                                                      3.75                               2.70

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of July 31, 2001)

TOTAL RETURNS
---------------------------------------------------------------------
One-year total return based on market price(1)                 -1.42%
---------------------------------------------------------------------
One-year total return based on NAV(2)                          -3.19%
---------------------------------------------------------------------
Life-of-Trust average annual total return based on market
price(1)                                                         .88%
---------------------------------------------------------------------
Life-of-Trust average annual total return based on NAV(2)       2.97%
---------------------------------------------------------------------
Commencement date                                            06/24/98
---------------------------------------------------------------------

DISTRIBUTION RATE
---------------------------------------------------------------------
Distribution rate as a % of closing common share price(3)       9.04%
---------------------------------------------------------------------

SHARE VALUATIONS
---------------------------------------------------------------------
Net asset value                                                 $8.51
---------------------------------------------------------------------
Closing common share price                                      $7.79
---------------------------------------------------------------------
One-year high common share price (08/08/00)                     $9.00
---------------------------------------------------------------------
One-year low common share price (01/03/01)                      $7.25
---------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

    Past performance is no guarantee of future results. Investment return, share price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit www.vankampen.com or speak with your financial advisor.

               PORTFOLIO AT A GLANCE

TOP FIVE PORTFOLIO INDUSTRIES*(+)

(as a percentage of total assets--July 31, 2001)

Telecommunications--Wireless                                 7.4%
---------------------------------------------------------------------
Health Care                                                  5.6%
---------------------------------------------------------------------
Printing & Publishing                                        5.5%
---------------------------------------------------------------------
Chemicals, Plastics & Rubber                                 5.2%
---------------------------------------------------------------------
Machinery                                                    4.4%
---------------------------------------------------------------------

TOP TEN HOLDINGS*(+)

(as a percentage of total assets--July 31, 2001)

VoiceStream Wireless Corp.                                  2.42%
---------------------------------------------------------------------
Allied Waste Industries, Inc.                               1.82%
---------------------------------------------------------------------
Charter Communications, Inc.                                1.45%
---------------------------------------------------------------------
Wyndham International                                       1.38%
---------------------------------------------------------------------
Arch Western Resources, LLC                                 1.28%
---------------------------------------------------------------------
Ashtead Group, PLC                                          1.28%
---------------------------------------------------------------------
Satellites Mexicanos                                        1.26%
---------------------------------------------------------------------
Ispat Inland                                                1.23%
---------------------------------------------------------------------
Ventas Realty Ltd., Inc.                                    1.20%
---------------------------------------------------------------------
Nextel Finance Co.                                          1.12%
---------------------------------------------------------------------

*   Excludes short-term investments.

(+) Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold position in or may seek to perform investment-banking services for the companies listed.

CURRENT DISTRIBUTION

(August 31, 1998--July 31, 2001)

[INVESTMENT PERFORMANCE GRAPH]

                                                               VAN KAMPEN SENIOR INCOME TRUST         3-MONTH TREASURY BILL
                                                               ------------------------------         ---------------------
8/98                                                                        8.49                              4.825
                                                                               8                              4.361
                                                                            7.85                              4.318
                                                                            7.96                              4.483
                                                                            8.17                              4.452
1/99                                                                        7.91                              4.452
                                                                            7.76                               4.67
                                                                            8.17                              4.475
                                                                            8.23                              4.535
                                                                            8.17                              4.627
                                                                            8.21                              4.779
7/99                                                                        8.16                              4.745
                                                                            8.49                              4.967
                                                                            8.81                              4.851
                                                                            8.75                              5.088
                                                                            8.87                              5.301
                                                                             9.9                              5.328
1/00                                                                        9.53                              5.692
                                                                            8.75                              5.781
                                                                           10.34                              5.871
                                                                             9.4                              5.829
                                                                            9.88                              5.619
                                                                            9.96                              5.855
7/00                                                                         9.6                              6.219
                                                                            9.46                              6.307
                                                                           10.01                               6.21
                                                                           10.46                              6.389
                                                                            11.3                              6.202
                                                                           11.58                              5.895
1/01                                                                       10.66                              4.994
                                                                           10.74                              4.859
                                                                           10.88                              4.286
                                                                           10.49                              3.883
                                                                            9.79                              3.616
                                                                            9.38                              3.656
7/01                                                                        9.04                              3.524

Source: *Bloomberg

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN SENIOR INCOME TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS
AND INFLUENCED THE TRUST'S RETURN DURING THE TWELVE MONTHS ENDED JULY 31,
2001. HOWARD TIFFEN, SENIOR PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE DECEMBER 1999 AND BRINGS MORE THAN 30 YEARS OF GLOBAL AND DOMESTIC INVESTMENT EXPERIENCE TO VAN KAMPEN'S SENIOR LOAN MANAGEMENT TEAM. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q   HOW WOULD YOU DESCRIBE THE
    MARKET ENVIRONMENT IN WHICH THE TRUST OPERATED DURING THE PAST FISCAL YEAR AND HOW DID IT PERFORM UNDER THESE CONDITIONS?

A   Over the past twelve months, the
investment markets have been dominated by slowing activity across nearly every sector of the economy. For example, the economy's growth rate sunk to just 0.2 percent, its lowest level in eight years, in the second quarter of 2001. Much of this weakness was the result of a sharp decline in capital investment by American businesses, reflected by a 13.6 percent drop in spending on new plants and equipment.

    Unlike traditional scenarios, this has been a gradual, progressive slowdown rather than an abrupt one, that has affected different industries at different times for different reasons. In many ways, the use of technology and the globalization of business have created much broader, deeper channels of distribution around the world, buffering disruptions in the chain of supply and stretching out the slowdown over a longer period.

    From our perspective, the slumping economy has placed a greater emphasis on asset quality. The slowing economy can cut into corporate profits and reduce cash flow, potentially making it more difficult for companies to pay back outstanding debt. This uncertainty is typically reflected in the valuation of the senior loans available in the market, as investors demand greater compensation to offset the perceived increase in investment risk. As a result, one of our primary concerns is identifying those companies that have the resources to honor their senior loan obligations over time, thereby retaining their value and providing income over the long run.

    In response to the slowing economy, the Federal Reserve Board (the "Fed") has been persistent in its efforts to spur growth by easing short-term interest rates. Since the first week in January 2001, the Fed has lowered the target federal funds rate six times for a cumulative cut of 275 basis points (two-and-three-quarter percentage points). Ultimately, this trend has eroded the earning power of senior loans and other fixed-income investments. Consequently, the trust's dividend was reduced on several occasions during the period to reflect lower interest rates earned on senior loans.

    The trust's monthly dividend of $.0587 per share translates to a distribution rate of 9.04 percent based on the trust's closing market price on July 31, 2001.

    For the twelve months through July 31, 2001, the trust had a total return of -1.42 percent based on market price. This includes a decrease in market price from $8.75 per share on July 31, 2000, to $7.79 per share on July 31, 2001. As of July 31, 2001, approximately 97 percent of the trust's senior loan assets had been priced using independent pricing services. Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit www.vankampen.com or speak with your financial advisor. Please refer to the chart and footnotes on page 4 for additional performance results.

Q   WHAT SPECIFIC STRATEGIES DID YOU
    EMPLOY IN MANAGING THE TRUST?

A   We believe, in this type of market
environment, a cautious stance is warranted, especially when investing in the senior loan asset class. Our intent has been to maintain a high degree of diversification within the portfolio, particularly by individual issuer. We believe diversifying to spread investment risk over a broad range of securities, issuers and industries may help to avoid significant erosion of the trust's net asset value, even in periods of slowing economic activity.

    It is our belief that a consistent investment approach targeting solid companies with good prospects over a three- to five-year timeframe, rather than following short-term fads, can be an effective strategy for building a senior loan portfolio.

    We look for companies we believe to have strong, sustainable cash flow and skilled financial management. As mentioned earlier, finding companies that consistently have cash available to service their senior loan debt payments is a high priority. We believe this selectivity may result in fewer credit related concerns and a default rate within the portfolio that is below the market as a whole.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MARKET AND THE TRUST IN THE MONTHS AHEAD?

A   If the economy continues to
struggle, it is possible that short-term interest rates could fall further. (Note: On August 21, 2001 the Fed lowered the federal funds target rate a quarter of a percentage point.) The Fed appears willing to stick with its policy of easing short-term interest rates in an attempt to stimulate growth. Although the economy remains sluggish, companies appear to be taking corrective measures to increase productivity and decrease costs. While some of these actions, such as laying off workers or moving production to lower-cost facilities overseas, may prove painful in the near term, they may likely improve results over time.

    Also, by taking advantage of technology, many companies may be able to reduce their fixed costs, adjust more rapidly to changing market conditions, and compete more effectively in the long run. The speed of change in the marketplace is much faster than in past decades, meaning that adjustments, both good and bad, may be felt very quickly and spread out over a broad spectrum of market participants. For this reason, we expect that the economic turnaround, when it does occur, will happen quite swiftly.

    Having said that, we still believe that it may be some time before the economy actually does gain momentum. We do not attempt to "time the market" in managing the portfolio; instead, we continue to implement our philosophy of investing in the senior loans of companies which we deem to be potentially well-positioned to honor their debt obligations, regardless of the economic climate. We intend to continue to maintain a broadly diversified portfolio built on the diligent credit research performed by our team of experienced senior loan analysts.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

DEFAULT: The failure to make required debt payments on time.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. The Federal Reserve Board adjusts the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or early withdrawal charges.

SECONDARY MARKET: A market where securities are traded after they are initially offered.

SENIOR LOANS: Loans or other debt securities that are given preference to junior securities of the borrower. In the event of bankruptcy, payments to holders of senior loan obligations are given priority over payments to holders of subordinated debt, as well as shareholders of preferred and common stock. Senior loans may share priority status with other senior securities of the borrower, and such status is not a guarantee that monies to which the investor is entitled will be paid.

A FOCUS ON SENIOR LOANS

    The Senior Income Trust invests primarily in senior collateralized loans to corporations, partnerships, and other business entities that operate in a variety of industries and geographic locations. Senior loans have a number of characteristics that, in the opinion of the trust's management team, are important to the integrity of the trust's portfolio. These include:

SENIOR STANDING

    With respect to interest payments, senior loans generally have priority over other classes of loans, preferred stock, or common stocks, though they may have equal status with other securities of the borrower. This status is not a guarantee, however, that monies to which the trust is entitled will be paid. If they are not fully paid, it potentially could have a negative effect on the trust's net asset value.

COLLATERAL BACKING

    Senior loans are often secured by collateral that has been pledged by the borrower under the terms of a loan agreement. Forms of collateral include trademarks, accounts receivable or inventory, buildings, real estate, franchises, and common and preferred stock in subsidiaries and affiliates. Under certain circumstances, collateral might not be entirely sufficient to satisfy the borrower's obligations in the event of nonpayment of scheduled interest or principal, and in some instances may be difficult to liquidate on a timely basis.

    Additionally, a decline in the value of the collateral could cause the loan to become substantially undersecured, and circumstances could arise (such as bankruptcy of a borrower) that could cause the trust's security interest in the loan's collateral to be invalidated. This could potentially have a negative effect on the trust's net asset value.

CREDIT QUALITY

    Many senior loans carry provisions designed to protect the lender in certain circumstances. In addition, the variable-rate nature of the portfolio is expected to lessen the fluctuation in the trust's net asset value. However, the net asset value will still be subject to the influence of changes in the real or perceived credit quality of the loans in which the trust invests. This may occur, for example, in the event of a sudden or extreme increase in prevailing interest rates, a default in a loan in which the trust holds an interest, or a substantial deterioration in the borrower's creditworthiness. From time to time, the trust's net asset value may be more or less than at the time of the investment.

SPECIAL CONSIDERATIONS

    Under normal market conditions, the trust may invest up to 20 percent of its assets in senior loans that are not secured by any specific collateral. In addition, the trust may invest in senior loans made to non-U.S. borrowers, although these loans must be U.S.-dollar denominated.

                                               BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

July 31, 2001
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.(1)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            VARIABLE RATE** SENIOR LOAN INTERESTS  112.3%
            AEROSPACE/DEFENSE  2.7%
$  7,073    Aerostructures Corp.,
            Term Loan............... NR        BB-    12/31/03 to 09/06/04   $    7,048,872
   2,698    Aircraft Braking Systems
            Corp., Term Loan........ Ba3       B+     10/15/05                    2,702,191
   4,988    Alliant Techsystems,
            Inc., Term Loan......... Ba2       BB-    04/20/09                    5,056,597
   2,469    DeCrane Finance Co.,
            Term Loan............... NR        NR     12/17/06                    2,459,459
   9,373    EG&G Technical Services,
            Inc., Term Loan......... B1        NR     08/20/07                    8,786,979
   4,790    Fairchild Corp., Term
            Loan.................... Ba3       BB-    04/30/06                    4,634,041
   6,963    Integrated Defense
            Technologies, Inc., Term
            Loan.................... NR        NR     09/15/06                    6,928,342
   3,305    Vought Aircraft
            Industries, Inc., Term
            Loan.................... NR        NR     06/30/07 to 06/30/08        3,314,641
                                                                             --------------
                                                                                 40,931,122
                                                                             --------------
            AUTOMOTIVE  3.7%
   5,925    AMCAN Technologies,
            Inc., Term Loan......... NR        NR     03/28/07                    5,658,375
   3,957    American Axle &
            Manufacturing Holdings,
            Inc., Term Loan......... Ba2       BB     04/30/06                    3,907,628
   3,165    Breed Technologies,
            Inc., Term Loan......... NR        NR     12/20/04                    2,927,793
   1,995    Dura Operating Corp.,
            Term Loan............... Ba3       BB-    03/31/06                    1,968,455
   4,605    Exide Corp., Term
            Loan.................... Ba3       B+     03/18/05                    4,320,625
  10,290    Federal-Mogul Corp.,
            Term Loan............... Caa1      CCC+   02/24/05                   10,071,338
   4,967    J.L. French Automotive
            Castings, Inc., Term
            Loan.................... B1        NR     10/21/06                    4,072,884

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2001

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            AUTOMOTIVE (CONTINUED)
$  7,500    Meridian Automotive
            Systems, Inc., Term
            Loan.................... NR        NR     03/31/07               $    4,875,000
   1,000    Oshkosh Truck Corp.,
            Term Loan............... NR        BB+    01/31/07                      999,000
   9,011    Safelite Glass Corp.,
            Term Loan............... NR        NR     09/30/07                    8,198,314
   9,339    SPX Corp., Term Loan.... Ba2       BB+    12/31/06                    9,363,070
                                                                             --------------
                                                                                 56,362,482
                                                                             --------------
            BEVERAGE, FOOD & TOBACCO  4.9%
  19,739    Agrilink Foods, Inc.,
            Term Loan............... B1        B+     09/30/04 to 09/30/05       19,048,371
  16,752    Aurora Foods, Inc., Term
            Loan.................... B2        B      09/30/06                   16,438,019
   6,992    B & G Foods, Inc., Term
            Loan.................... B1        B+     03/31/06                    6,786,532
   1,000    BCB USA Corp., Term
            Loan.................... Ba3       NR     12/31/06                    1,008,125
   2,993    Del Monte Corp., Term
            Loan.................... B1        B+     03/31/08                    3,027,102
  11,567    Doane Pet Care Co., Term
            Loan.................... B1        B+     03/31/05 to 12/31/06       10,814,857
   4,907    Eagle Family Foods,
            Inc., Term Loan......... B1        B      12/31/05                    4,489,914
   5,219    Imperial Sugar Corp.,
            Term Loan (c)........... B3        D      12/31/05                    3,366,376
   4,861    Mafco Worldwide Corp.,
            Term Loan............... NR        NR     03/31/06                    4,800,347
   5,000    Pinnacle Foods, Inc.,
            Term Loan............... Ba3       BB-    05/22/08                    4,987,500
                                                                             --------------
                                                                                 74,767,143
                                                                             --------------
            BROADCASTING--CABLE  4.0%
   7,000    CC VIII Operating, LLC,
            Term Loan............... Ba3       BB+    02/02/08                    6,997,375
  10,000    Charter Comm Operations
            II LP, Term Loan........ Ba3       BB+    03/18/08                    9,939,840
  18,000    Charter Communications,
            Inc., Term Loan......... Ba3       BB+    09/18/08                   17,904,996
  17,062    Falcon Communications,
            LP, Term Loan........... Ba3       BB-    12/31/07                   16,866,281

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2001

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            BROADCASTING--CABLE (CONTINUED)
$  4,927    Frontiervision Operating
            Partners, LP, Term
            Loan.................... Ba3       BB     03/31/06               $    4,911,977
   5,000    UPC Financing
            Partnership, Term
            Loan.................... B1        B+     03/31/09                    4,066,665
                                                                             --------------
                                                                                 60,687,134
                                                                             --------------
            BROADCASTING--RADIO  0.4%
   6,250    Citadel Broadcasting
            Co., Term Loan.......... NR        NR     06/30/09                    6,269,531
                                                                             --------------

            BROADCASTING--TELEVISION  1.2%
   6,629    Quorum Broadcasting,
            Inc., Term Loan......... NR        NR     09/30/07                    6,081,304
   7,000    Sinclair Broadcast
            Group, Inc., Term
            Loan.................... Ba2       BB-    09/30/09                    7,056,875
   4,500    Telemundo Group, Inc.,
            Term Loan............... B1        B+     05/15/08                    4,521,938
                                                                             --------------
                                                                                 17,660,117
                                                                             --------------
            BUILDINGS & REAL ESTATE  2.3%
  13,352    Corrections Corp. of
            America, Term Loan...... B3        B      12/31/02                   12,795,951
  23,439    Ventas Realty Ltd.,
            Inc., Term Loan......... NR        NR     12/31/02 to 12/31/07       23,146,339
                                                                             --------------
                                                                                 35,942,290
                                                                             --------------
            CHEMICALS, PLASTICS & RUBBER  6.5%
   4,950    Applied Tech Management
            Corp., Term Loan........ B1        NR     04/30/07                    4,833,420
  14,224    GenTek, Inc., Term
            Loan.................... Ba3       BB     04/30/07 to 10/31/07       12,836,934
   5,000    GEO Specialty Chemicals,
            Inc., Term Loan......... B1        B+     12/31/07                    5,025,000
   4,975    Hercules, Inc., Term
            Loan.................... Ba1       BB     11/15/05                    4,930,225
  11,198    Huntsman Corp., Term
            Loan.................... B1        NR     12/31/02 to 12/31/05        9,388,778
   8,920    Huntsman ICI Chemicals,
            LLC, Term Loan.......... Ba3       BB-    06/30/07 to 06/30/08        8,868,523
  13,825    Lyondell Chemical Co.,
            Term Loan............... Ba3       NR     06/30/05 to 05/17/06       14,000,473

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2001

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            CHEMICALS, PLASTICS & RUBBER (CONTINUED)
$  4,000    Messer Griesheim, Term
            Loan.................... Ba3       BB     05/04/09 to 05/04/10   $    4,035,000
   4,878    Nutrasweet Acquisition
            Corp., Term Loan........ Ba3       NR     05/25/07 to 05/25/09        4,863,554
  13,331    OM Group, Inc., Term
            Loan.................... Ba3       BB     03/31/07                   13,378,469
  16,935    Pioneer America
            Acquisition Corp., Term
            Loan (a) (g)............ NR        NR     12/05/06 to 12/31/06        7,708,215
   5,000    Port Arthur Coker Co.,
            Term Loan............... Ba3       NR     06/15/07                    4,981,250
   3,227    Sterling Pulp Chemicals,
            Inc., Term Loan......... NR        NR     06/30/05                    3,162,451
   4,608    West American Rubber
            Co., Term Loan (a)...... NR        NR     06/30/05 to 12/30/05        1,474,512
                                                                             --------------
                                                                                 99,486,804
                                                                             --------------
            CONSTRUCTION MATERIAL  1.3%
   9,875    Brand Scaffold Services,
            Inc., Term Loan......... B1        NR     09/30/03                    9,801,172
   3,000    Dayton Superior Corp.,
            Term Loan............... Ba3       BB-    06/16/01                    3,008,439
   1,881    Magnatrax Corp., Term
            Loan.................... NR        NR     11/15/05                    1,721,019
   4,963    Wilmar Industries, Inc.,
            Term Loan............... NR        NR     09/29/07                    4,714,375
                                                                             --------------
                                                                                 19,245,005
                                                                             --------------
            CONTAINERS, PACKAGING & GLASS  4.2%
   8,128    Dr. Pepper/Seven Up
            Bottling Group, Inc.,
            Term Loan............... NR        NR     10/07/07                    8,122,502
  10,115    Graham Packaging Co.,
            Term Loan............... B2        B      01/31/06 to 01/31/07        9,605,640
  23,995    Nexpak Corp., Term
            Loan.................... NR        NR     12/31/05 to 12/31/06       17,396,094
   6,967    Owens-Illinois, Term
            Loan.................... NR        BB     03/31/04                    6,534,155
   4,851    Packaging Dynamics, Term
            Loan.................... NR        NR     11/20/05                    4,462,962
   5,893    Pliant Corp., Term
            Loan.................... B2        B+     05/31/08                    5,638,728

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2001

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            CONTAINERS, PACKAGING & GLASS (CONTINUED)
$  2,875    RIC Holdings, Inc.
            (Riverwood), Revolving
            Credit Agreement........ B1        B+     02/28/03               $    2,856,312
   4,950    Tekni-Plex, Inc., Term
            Loan.................... B1        B+     06/26/08                    4,793,248
   4,979    U.S. Can Corp., Term
            Loan.................... NR        NR     10/04/08                    4,938,711
                                                                             --------------
                                                                                 64,348,352
                                                                             --------------
            DIVERSIFIED MANUFACTURING  1.9%
   4,208    Actuant Corp., Term
            Loan.................... B1        BB-    07/30/08                    4,179,875
  11,970    Citation Corp., Term
            Loan.................... NR        B+     12/01/07                    9,875,360
   2,488    Enersys, Term Loan...... NR        NR     11/09/08                    2,493,719
   7,405    Mueller Group, Inc.,
            Term Loan............... B1        B+     08/16/05 to 08/16/07        7,361,866
   4,640    Neenah Foundry Co., Term
            Loan.................... B1        B      09/30/05                    4,489,486
                                                                             --------------
                                                                                 28,400,306
                                                                             --------------
            DIVERSIFIED NATURAL RESOURCES  0.1%
   2,000    Potlatch Corp., Term
            Loan.................... Baa2      BBB-   07/05/05                    2,020,834
                                                                             --------------

            ECOLOGICAL  3.6%
  35,410    Allied Waste Industries,
            Inc., Term Loan......... Ba3       BB     07/21/05 to 07/21/07       34,992,620
   3,403    Casella Waste Systems,
            Inc., Term Loan......... B1        BB-    12/14/06                    3,327,066
   4,962    Duratek, Inc., Term
            Loan.................... NR        NR     12/08/06                    4,788,631
   4,847    IT Group, Inc., Term
            Loan.................... B1        BB     06/11/06                    4,780,805
   7,200    Stericycle, Inc., Term
            Loan.................... B1        BB-    11/10/06                    7,246,498
                                                                             --------------
                                                                                 55,135,620
                                                                             --------------
            EDUCATION & CHILD CARE  0.2%
   2,581    TEC Worldwide, Inc.,
            Term Loan............... NR        NR     02/28/05                    2,503,812
                                                                             --------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2001

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            ELECTRONICS  2.9%
$  4,636    Acterna, LLC, Term
            Loan.................... NR        B+     09/30/07               $    4,257,719
   4,496    Audio Visual Services
            Corp., Term Loan........ NR        NR     10/01/01                    2,585,124
   2,582    Audio Visual Services
            Corp., Revolving Credit
            Agreement............... NR        NR     10/01/01 to 03/31/02        2,095,888
   4,178    Automata, Inc., Term
            Loan (a) (c)............ NR        NR     02/28/03 to 02/28/04           91,913
   4,375    Computer Associates
            International, Inc.,
            Term Loan............... Baa1      BBB+   05/26/03                    4,289,324
   5,500    Kinetic Group, Inc.,
            Term Loan............... B1        NR     02/28/06                    5,383,125
   5,000    ON Semiconductor Corp.,
            Term Loan............... NR        B+     08/04/07                    4,006,250
   5,431    Rowe International,
            Inc., Term Loan (d)..... NR        NR     11/30/01 to 12/31/03          959,935
      96    Rowe International,
            Inc., Revolving Credit
            Agreement (d)........... NR        NR     12/31/03                       14,344
   3,955    Seagate Technologies,
            Term Loan............... NR        BB+    11/22/06                    3,913,967
   4,984    Stratus Technologies,
            Inc., Term Loan......... NR        NR     02/26/05                    4,946,595
   9,867    Superior Telecom, Inc.,
            Term Loan............... B2        B+     11/27/05                    7,513,071
   4,462    Viasystems, Inc., Term
            Loan.................... B1        B+     03/31/07                    4,082,451
                                                                             --------------
                                                                                 44,139,706
                                                                             --------------
            ENTERTAINMENT & LEISURE  5.4%
   4,900    Bally Total Fitness
            Holding Corp., Term
            Loan.................... B1        B+     11/10/04                    4,924,500
   5,242    Bell Sports, Inc., Term
            Loan.................... Ba3       NR     03/31/06 to 03/31/07        3,669,149
   9,880    Fitness Holdings
            Worldwide, Inc., Term
            Loan.................... NR        B      11/02/06 to 11/02/07        9,386,000
  20,000    Metro-Goldwyn-Mayer,
            Inc., Term Loan......... NR        NR     03/31/05                   19,758,340

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2001

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            ENTERTAINMENT & LEISURE (CONTINUED)
$  2,348    PCA International, Term
            Loan.................... B2        NR     08/25/05               $    2,124,928
   4,950    Playcore Wisconsin,
            Inc., Term Loan......... NR        NR     07/01/07                    4,671,796
   8,000    Six Flags Theme Parks,
            Inc., Term Loan......... Ba2       BB-    09/30/05                    8,086,000
  16,071    United Artists Theatre,
            Inc., Term Loan (d)..... B3        B-     02/02/05                   15,564,475
   9,173    WFI Group, Inc., Term
            Loan.................... Baa3      NR     07/14/04                    9,216,338
   4,950    Worldwide Sports &
            Recreation, Inc., Term
            Loan.................... NR        NR     12/31/06                    4,864,386
                                                                             --------------
                                                                                 82,265,912
                                                                             --------------
            FARMING & AGRICULTURE  0.3%
     994    Hartz Mountain Corp.,
            Term Loan............... B1        NR     12/31/07                      998,934
   3,996    The Scotts Co., Term
            Loan.................... Ba3       BB     12/31/07                    4,024,738
                                                                             --------------
                                                                                  5,023,672
                                                                             --------------
            FINANCE  1.8%
   3,999    Bridge Information
            Systems, Inc., Term Loan
            (a)(c).................. NR        NR     05/29/03 to 06/30/03        1,776,916
   3,517    Bridge Information
            Systems, Inc., Revolving
            Credit Agreement
            (a)(c).................. NR        NR     05/29/03                    1,568,385
  10,342    Mafco Finance Corp.,
            Term Loan............... NR        NR     03/31/06                   10,283,664
   4,913    Outsourcing Solutions,
            Term Loan............... B2        BB-    12/10/06                    4,634,123
   5,183    Rent-A-Center, Inc.,
            Term Loan............... Ba2       BB-    01/31/06 to 12/31/07        5,169,671
   4,950    Risk Management
            Assurance Co., Term
            Loan.................... NR        NR     12/21/06                    4,792,060
                                                                             --------------
                                                                                 28,224,819
                                                                             --------------
            GROCERY  0.7%
     355    Fleming Cos., Inc., Term
            Loan.................... Ba2       BB     07/25/04                      353,680

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2001

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            GROCERY (CONTINUED)
$    894    Fleming Cos., Inc.,
            Revolving Credit
            Agreement............... Ba2       BB     07/25/03               $      872,906
   9,343    The Pantry, Inc., Term
            Loan.................... B1        BB-    01/31/06 to 07/31/06        9,331,980
                                                                             --------------
                                                                                 10,558,566
                                                                             --------------
            HEALTHCARE  7.0%
   6,967    American Home Patient,
            Term Loan............... NR        NR     12/31/02                    5,843,796
   5,000    AMN Healthcare, Inc.,
            Term Loan............... NR        NR     03/31/05                    4,888,280
  13,739    Community Health
            Systems, Inc., Term
            Loan.................... NR        NR     12/31/05                   13,836,740
  12,149    FHC Health Systems,
            Inc., Term Loan......... NR        NR     04/30/03 to 04/30/06       11,471,513
   8,059    Genesis Health Ventures,
            Inc., Term Loan
            (a)(c).................. NR        NR     09/30/03 to 06/01/05        6,079,406
   2,947    Genesis Health Ventures,
            Inc., Revolving Credit
            Agreement (a)(c)........ NR        NR     05/30/06                    2,184,883
  29,213    Integrated Health
            Services, Inc., Term
            Loan (a)(c)............. NR        NR     09/30/04                   17,354,065
   1,990    InteliStaf Group, Inc.,
            Term Loan............... NR        NR     10/31/07                    1,978,185
  21,605    Kindred Healthcare,
            Inc., Term Loan
            (a)(d).................. NR        NR     04/13/08                   20,092,684
   6,540    Multicare Cos., Inc.,
            Term Loan (a)(c)........ NR        NR     09/30/03 to 06/01/05        5,117,475
   1,418    Multicare Cos., Inc.,
            Revolving Credit
            Agreement (a)(c)........ NR        NR     09/30/03                    1,109,615
   4,938    National Nephrology
            Associates, Inc., Term
            Loan.................... B1        B+     12/31/05                    4,902,014

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2001

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            HEALTHCARE (CONTINUED)
$  9,958    NCS Healthcare,
            Revolving Credit
            Agreement............... NR        NR     06/30/02               $    8,016,167
   4,250    Triad Hospitals, Inc.,
            Term Loan............... Ba3       B+     09/30/08                    4,295,688
                                                                             --------------
                                                                                107,170,511
                                                                             --------------

            HEALTHCARE & BEAUTY  0.3%
   5,000    Revlon Consumer Products
            Corp., Term Loan........ B3        B      05/30/02                    4,820,835
                                                                             --------------

            HOME & OFFICE FURNISHINGS, HOUSEWARES & DURABLE CONSUMER
            PRODUCTS  2.5%
   7,305    Dal-Tile Group, Inc.,
            Term Loan............... NR        NR     12/31/03                    7,281,782
   5,431    Formica Corp., Term
            Loan.................... B1        B+     04/30/06                    4,399,312
   9,181    Holmes Products Corp.,
            Term Loan............... B1        B+     02/05/07                    6,472,767
   3,000    Home Interiors & Gifts,
            Inc., Term Loan......... Caa1      B-     12/31/06                    2,602,500
   1,422    Imperial Home Decor
            Group, Inc., Term
            Loan.................... NR        NR     04/04/06                    1,294,282
   5,940    Pillowtex Corp., Term
            Loan (c)................ NR        NR     12/31/04                    2,156,261
   1,769    Pillowtex Corp., Debtor
            in Possession (c)....... NR        NR     01/31/02                      642,227
   2,343    Sleepmaster, LLC, Term
            Loan.................... B1        BB-    12/31/06                    2,301,144
   1,492    Targus Group
            International, Inc.,
            Term Loan............... NR        NR     08/31/06                    1,466,363
   2,977    Winsloew Furniture,
            Inc., Term Loan......... Ba3       B+     03/31/06                    2,951,222

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2001

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            HOME & OFFICE FURNISHINGS, HOUSEWARES & DURABLE CONSUMER
            PRODUCTS (CONTINUED)
$  4,850    World Kitchen, Inc.,
            Term Loan............... NR        NR     10/09/06               $    3,378,835
   4,782    World Kitchen, Inc.,
            Revolving Credit
            Agreement............... NR        NR     04/09/05                    3,347,273
                                                                             --------------
                                                                                 38,293,968
                                                                             --------------
            HOTELS, MOTELS, INNS & GAMING  4.1%
  25,288    Aladdin Gaming, LLC,
            Term Loan............... B1        NR     08/26/06 to 06/30/08       20,672,746
   5,000    Argosy Gaming Company,
            Term Loan............... Ba2       BB     06/25/08                    4,985,000
   9,913    Scientific Games Corp.,
            Term Loan............... NR        NR     09/30/07                    9,838,187
     988    Isle of Capri Casinos,
            Inc., Term Loan......... Ba2       BB-    03/02/06 to 03/02/07          988,117
  27,000    Wyndham International,
            Inc., Term Loan......... NR        NR     06/30/06                   26,488,134
                                                                             --------------
                                                                                 62,972,184
                                                                             --------------
            INSURANCE  0.3%
   5,000    White Mountains
            Insurance Group, Ltd.,
            Term Loan............... NR        NR     03/31/07                    5,015,625
                                                                             --------------

            MACHINERY  5.5%
   6,486    Alliance Laundry
            Systems, LLC, Term
            Loan.................... B1        B      06/30/05                    5,967,328
  24,750    Ashtead Group, PLC, Term
            Loan.................... NR        NR     06/01/07                   24,548,906
   6,250    Dresser, Inc., Term
            Loan.................... Ba3       BB-    04/01/09                    6,334,375
  10,900    Flowserve Corp., Term
            Loan.................... B1        BB-    06/30/08                   10,967,885
  15,711    NationsRent, Inc., Term
            Loan.................... B3        B      07/20/06                   10,919,354
  15,000    Ocean Rig ASA--
            (Norway), Term Loan..... NR        NR     06/01/08                   13,575,000

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2001

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            MACHINERY (CONTINUED)
$  8,978    United Rentals (North
            America), Inc., Term
            Loan.................... Ba3       BB+    07/31/07               $    8,991,056
   2,845    Weigh-Tronix, LLC, Term
            Loan.................... NR        NR     06/30/07                    2,589,108
                                                                             --------------
                                                                                 83,893,012
                                                                             --------------
            MEDICAL PRODUCTS & SUPPLIES  2.7%
  20,000    Alliance Imaging, Inc.,
            Term Loan............... B1        B+     11/02/07 to 11/02/08       20,037,500
   2,400    Charles River
            Laboratories, Inc., Term
            Loan.................... Ba3       BB-    09/29/07                    2,421,000
  20,064    Dade Behring, Inc., Term
            Loan.................... NR        D      06/30/05 to 06/30/07       16,110,594
   2,985    DaVita, Inc., Term
            Loan.................... Ba2       BB-    03/31/06                    3,014,050
                                                                             --------------
                                                                                 41,583,144
                                                                             --------------
            MINING, STEEL, IRON & NON-PRECIOUS METALS  2.6%
   3,460    CII Carbon, LLC, Term
            Loan.................... NR        NR     06/25/08                    3,269,501
   6,715    Earle M. Jorgensen, Term
            Loan.................... B1        NR     03/31/04                    6,639,132
  29,171    Ispat Inland, Term
            Loan.................... B2        BB-    07/16/05 to 07/16/06       23,725,902
   6,334    UCAR International,
            Inc., Term Loan......... Ba3       NR     12/31/01                    6,227,531
                                                                             --------------
                                                                                 39,862,066
                                                                             --------------
            NATURAL RESOURCES  1.6%
  25,000    Arch Western Resources,
            LLC, Term Loan.......... Ba1       NR     05/31/03                   24,656,250
                                                                             --------------

            NON-DURABLE CONSUMER PRODUCTS  1.9%
   8,730    American Marketing
            Industries, Inc., Term
            Loan.................... NR        NR     11/30/04 to 11/30/05        7,071,228
     987    American Skiing Co.,
            Term Loan............... B1        NR     04/30/07                      985,272
   6,040    Arena Brands, Inc., Term
            Loan.................... NR        NR     06/01/02                    5,677,994
   9,289    Boyds Collection, Ltd.,
            Term Loan............... Ba3       B+     04/21/05                    8,870,611

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2001

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            NON-DURABLE CONSUMER PRODUCTS (CONTINUED)
$  3,070    GFSI, Inc., Term Loan... Ba3       NR     12/31/02               $    2,975,820
   3,000    Playtex Products, Inc.,
            Term Loan............... Ba2       BB     05/24/09                    3,033,000
                                                                             --------------
                                                                                 28,613,925
                                                                             --------------
            PAPER & FOREST PRODUCTS  0.8%
   2,616    Bear Island Paper Co.,
            LLC, Term Loan.......... B1        B+     12/31/05                    2,576,634
   1,561    Crown Paper Co., Term
            Loan (a)(c)............. NR        NR     06/30/02                      318,008
   2,003    Crown Paper Co.,
            Revolving Credit
            Agreement (a)(c)........ NR        NR     08/22/03                      307,887
   6,831    Pacifica Papers, Inc.,
            Term Loan............... Ba2       BB     03/12/06                    6,839,374
   2,995    Port Townsend Paper
            Corp., Term Loan........ NR        NR     03/16/05 to 03/16/07        2,947,562
                                                                             --------------
                                                                                 12,989,465
                                                                             --------------
            PERSONAL & MISCELLANEOUS SERVICES  2.4%
   4,325    Coinmach Laundry Corp.,
            Term Loan............... NR        BB-    06/30/05                    4,330,883
  12,838    Encompass Service Corp.,
            Term Loan............... Ba3       BB     05/10/07                   12,669,008
   2,740    Iron Mountain, Inc.,
            Term Loan............... NR        BB     02/28/06                    2,767,328
   4,711    Loewen Group, Revolving
            Credit Agreement
            (a)(c).................. NR        NR     07/27/02                    3,062,298
   1,789    Professional Service
            Industries, Inc., Term
            Loan.................... NR        NR     09/30/02                    1,681,669
   4,603    Service Corp.
            International, Revolving
            Credit Agreement........ B1        BB-    06/25/02                    4,355,636
   3,000    Stewart Enterprises,
            Inc., Term Loan......... Ba3       BB     06/30/06                    3,008,751
   9,945    Telespectrum Worldwide,
            Inc., Term Loan (a)..... NR        NR     07/01/02                    5,718,215
                                                                             --------------
                                                                                 37,593,788
                                                                             --------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2001

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            PHARMACEUTICALS  1.6%
$  7,980    Advance Paradigm, Inc.,
            Term Loan............... NR        NR     09/29/07               $    8,059,800
   7,850    Bergen Brunswig Corp.,
            Term Loan............... NR        BB     03/31/06                    7,863,463
   2,494    Caremark Rx, Inc., Term
            Loan.................... Ba3       BB     03/15/06                    2,514,792
   6,794    Endo Pharmaceuticals,
            Term Loan............... NR        NR     12/31/02 to 06/30/04        6,686,561
                                                                             --------------
                                                                                 25,124,616
                                                                             --------------
            PRINTING & PUBLISHING  6.9%
   4,726    21st Century Newspapers,
            Term Loan............... NR        NR     09/15/05                    4,696,612
   6,240    Advanstar
            Communications, Inc.,
            Term Loan............... Ba3       B+     10/11/07                    6,265,353
   2,983    American Media
            Operations, Inc., Term
            Loan.................... Ba3       B+     04/01/07                    2,994,001
  11,356    American Reprographics
            Co., Term Loan.......... NR        NR     04/10/08                   11,299,587
   8,000    CommerceConnect Media,
            Inc., Term Loan......... NR        NR     12/31/07                    7,880,000
   4,500    Goss Graphics Corp.,
            Term Loan............... NR        NR     09/30/03                    2,745,000
   4,900    Liberty Group Operating,
            Inc., Term Loan......... B1        B      03/31/07                    4,863,250
   4,825    Medical Arts Press,
            Inc., Term Loan......... NR        NR     06/16/06                    4,776,750
   5,509    Penton Media, Inc., Term
            Loan.................... Ba3       BB-    06/30/07                    5,471,452
   3,000    PRIMEDIA, Inc., Term
            Loan.................... NR        BB-    06/20/09                    2,984,250
   3,105    R.H. Donnelley, Inc.,
            Term Loan............... NR        BB     12/05/05 to 12/05/06        3,089,547
   9,218    Reiman Publications,
            LLC, Term Loan.......... NR        NR     12/10/05                    9,255,834
   5,000    Trader.com, Term Loan... NR        NR     12/31/06 to 12/31/07        4,837,500
  17,657    Vertis, Inc., Term
            Loan.................... B1        BB-    12/06/05                   16,244,435
  13,618    Von Hoffman Press, Inc.,
            Term Loan............... B1        B+     07/01/04 to 07/01/05       13,409,964

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2001

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            PRINTING & PUBLISHING (CONTINUED)
$  1,985    Vutek, Inc., Term
            Loan.................... NR        NR     06/30/07               $    1,980,038
   2,458    Ziff-Davis Media, Inc.,
            Term Loan............... Ba3       B+     03/31/07                    2,255,306
                                                                             --------------
                                                                                105,048,879
                                                                             --------------
            RESTAURANTS & FOOD SERVICE  1.7%
   7,500    Captain D's, Inc., Term
            Loan.................... B2        B+     12/31/01                    7,387,500
   1,384    Carvel Corp., Term
            Loan.................... NR        NR     08/17/01                    1,342,238
   9,979    Domino's Pizza, Inc.,
            Term Loan............... B1        B+     12/21/06 to 12/21/07       10,069,691
   3,000    Papa Ginos, Inc., Term
            Loan.................... NR        NR     08/31/07                    2,969,431
   4,692    S.C. International
            Services, Inc., Term
            Loan.................... Baa1      NR     03/01/07                    4,692,184
                                                                             --------------
                                                                                 26,461,044
                                                                             --------------
            RETAIL--OIL & GAS  0.8%
   7,359    Barjan Products, LLC,
            Term Loan............... NR        NR     05/31/06                    7,027,871
   4,612    Kwik Trip, Term Loan.... NR        NR     07/27/07                    4,635,506
                                                                             --------------
                                                                                 11,663,377
                                                                             --------------
            RETAIL--SPECIALTY  1.4%
   8,772    Hollywood Entertainment
            Corp., Revolving Credit
            Agreement............... NR        CCC    09/05/02                    8,421,053
   8,090    Josten's, Inc., Term
            Loan.................... B1        BB-    05/31/06 to 05/31/08        8,043,089
   4,940    Mitchell's Management
            Corp., Term Loan........ NR        NR     12/31/07                    4,896,775
                                                                             --------------
                                                                                 21,360,917
                                                                             --------------
            RETAIL--STORES  3.1%
   4,700    CSK Auto, Inc., Term
            Loan.................... Ba3       BB-    10/31/03                    4,247,625
   3,000    Duane Reade, Inc., Term
            Loan.................... Ba3       BB-    02/15/07                    2,999,064

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2001

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            RETAIL--STORES (CONTINUED)
$ 21,755    HMV Media Group, PLC,
            Term Loan............... B2        B+     03/28/06 to 09/28/06   $   20,938,734
  20,000    Rite Aid Corp., Term
            Loan.................... B1        BB-    06/27/05                   20,005,000
                                                                             --------------
                                                                                 48,190,423
                                                                             --------------
            TELECOMMUNICATIONS--LOCAL EXCHANGE CARRIERS  1.3%
   5,000    Broadwing, Inc., Term
            Loan.................... Ba1       BB+    12/30/06                    4,881,250
   6,000    Global Crossing
            Holdings, Ltd., Term
            Loan.................... Ba1       BBB-   06/30/06                    5,657,250
   1,800    McLeodUSA, Inc., Term
            Loan.................... B2        B      05/31/08                    1,494,675
   7,419    Orius Corp., Term
            Loan.................... NR        B-     12/15/06 to 12/15/07        4,562,406
  10,000    Winstar Communications,
            Inc., Term Loan (a)
            (c)..................... NR        NR     01/10/03 to 09/30/07        3,886,605
                                                                             --------------
                                                                                 20,482,186
                                                                             --------------
            TELECOMMUNICATIONS--LONG DISTANCE  1.3%
  22,342    Pacific Crossing, Ltd.,
            Term Loan............... NR        NR     07/28/06                   20,482,351
                                                                             --------------

            TELECOMMUNICATIONS--PAGING  0.1%
   3,766    Arch Wireless, Inc.,
            Term Loan............... NR        CCC    06/30/06                      927,274
  10,973    TSR Wireless, LLC, Term
            Loan (a)(c)............. NR        NR     06/30/05                      658,350
                                                                             --------------
                                                                                  1,585,624
                                                                             --------------
            TELECOMMUNICATIONS--WIRELESS  9.3%
   3,607    American Cellular Corp.,
            Term Loan............... Ba3       BB-    03/31/08 to 03/31/09        3,565,720
   7,500    American Tower Corp.,
            Term Loan............... Ba3       BB     01/06/08                    7,399,065
  20,578    BCP SP Ltd., Term Loan.. B3        NR     03/31/02 to 03/31/05       18,678,363
   5,000    Cricket, Term Loan...... NR        NR     06/30/07                    3,600,000
   4,712    Microcell Solutions,
            Inc., Term Loan......... NR        NR     03/01/06                    4,170,460
  23,000    Nextel Finance Co., Term
            Loan.................... Ba2       BB-    06/30/08 to 12/31/08       21,626,670

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2001

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            TELECOMMUNICATIONS--WIRELESS (CONTINUED)
$  5,000    Spectrasite
            Communications, Inc.,
            Term Loan............... B1        B+     12/31/07               $    4,713,280
   4,090    Sygnet Wireless, Inc.,
            Term Loan............... NR        NR     03/23/07 to 12/23/07        4,020,716
   8,500    TeleCorp PCS, Inc., Term
            Loan.................... B2        NR     12/05/07                    8,367,188
  10,700    Triton PCS, Inc., Term
            Loan.................... Ba3       BB-    05/04/07                   10,659,875
  46,500    VoiceStream Wireless
            Corp., Term Loan........ Baa1      NR     02/25/08 to 06/30/09       46,501,488
   9,000    Western Wireless Corp.,
            Term Loan............... Ba2       BB     09/30/08                    8,980,317
                                                                             --------------
                                                                                142,283,142
                                                                             --------------
            TEXTILES & LEATHER  2.0%
   5,000    Fruit of the Loom,
            Revolving Credit
            Agreement (c)........... NR        NR     12/29/01                    2,608,335
   8,190    Galey & Lord, Inc., Term
            Loan.................... Caa2      B      04/02/05 to 04/01/06        6,944,822
   5,665    Malden Mills Industries,
            Inc., Term Loan......... B1        NR     10/28/06                    4,928,701
  17,088    Norcross Safety
            Products, LLC, Term
            Loan.................... NR        NR     09/30/04                   16,404,686
                                                                             --------------
                                                                                 30,886,544
                                                                             --------------
            TRANSPORTATION--CARGO  2.0%
   5,534    American Commercial
            Lines, LLC, Term Loan... B1        BB-    06/30/06 to 06/30/07        4,994,622
   5,781    Atlas Freighter Leasing,
            Inc., Term Loan......... NR        NR     04/25/05 to 04/25/06        5,748,960
   7,949    Evergreen International
            Aviation, Inc., Term
            Loan.................... NR        NR     05/31/02 to 05/07/03        6,359,111
   6,067    Kansas City Southern
            Railway Co., Term
            Loan.................... Ba1       BB+    12/30/05                    6,084,679
   7,830    North American Van
            Lines, Inc., Term
            Loan.................... B1        B+     11/18/07                    7,125,530
                                                                             --------------
                                                                                 30,312,902
                                                                             --------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2001

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            TRANSPORTATION--PERSONAL  0.2%
$  4,904    Motor Coach Industries,
            Inc., Term Loan......... B2        B      06/16/06               $    3,849,452
                                                                             --------------

            TRANSPORTATION--RAIL MANUFACTURING  0.4%
   3,980    Helm, Inc., Term Loan... NR        NR     10/18/06                    3,820,800
   3,054    RailWorks Corp., Term
            Loan.................... Caa1      B      09/30/06                    2,397,485
                                                                             --------------
                                                                                  6,218,285
                                                                             --------------
            UTILITIES  0.4%
   5,940    Western Resources, Inc.,
            Term Loan............... NR        NR     03/17/03                    5,963,760
                                                                             --------------

TOTAL VARIABLE RATE** SENIOR LOAN INTERESTS  112.3%.......................    1,721,351,502
                                                                             --------------


FIXED INCOME SECURITIES  1.6%
Satelites Mexicanos ($26,071,000 par, 9.06% coupon, maturing
  06/30/04), 144A Private Placement (b)...................................       24,180,853
                                                                             --------------

EQUITIES  2.1%
Breed Technologies, Inc. (416,538 common shares) (e)......................        2,124,344
Imperial Home Decor Group, Inc. (512,023 common shares)
  (e)(f)..................................................................          721,952
Imperial Home Decor Realty, Inc. (512,023 common shares)
  (e)(f)..................................................................                0
Kindred Healthcare, Inc. (543,875 common shares)
  (d)(e)(f)...............................................................       25,562,125
Rowe International, Inc. (87,636 common shares) (d)(e)(f).................                0
Safelite Glass Corp. (122,963 common shares) (e)(f).......................          817,704
Safelite Realty (8,300 common shares) (e)(f)..............................                0
United Artists Theatre, Inc. (1,075,166 common shares)
  (e)(f)..................................................................        3,096,478
                                                                             --------------

TOTAL EQUITIES............................................................       32,322,603
                                                                             --------------

TOTAL LONG-TERM INVESTMENTS  116.0%
  (Cost $1,912,813,942)...................................................    1,777,854,958
                                                                             --------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2001

BORROWER                                                          VALUE
SHORT TERM INVESTMENTS  6.7%
COMMERCIAL PAPER  4.7%
Centex Corp. ($5,000,000 par, maturing 08/24/01, yielding
  3.90%)....................................................  $    4,987,542
Dominion Resources, Inc. ($4,500,000 par, maturing 08/08/01,
  yielding 3.91%)...........................................       4,496,579
Glencore Funding, Inc. ($13,500,000 par, maturing 08/13/01,
  yielding 4.00%)...........................................      13,482,000
Mead Corp. ($15,000,000 par, maturing 08/03/01, yielding
  3.95%)....................................................      14,996,708
Praxair, Inc. ($10,000,000 par, maturing 08/09/01, yielding
  3.84%)....................................................       9,991,467
Sprint Corp. ($9,000,000 par, maturing 08/22/01, yielding
  4.10%)....................................................       8,978,475
Texas Utilities Co. ($15,000,000 par, maturing 08/09/01 to
  08/16/01, yielding 4.00%).................................      14,981,222
                                                              --------------

TOTAL COMMERCIAL PAPER......................................      71,913,993
                                                              --------------

SHORT-TERM LOAN PARTICIPATIONS  1.7%
Englehard Corp. ($5,000,000 par, maturing 08/03/01, yielding
  3.90%)....................................................       5,000,000
Illinois Power Co. ($15,000,000 par, maturing 08/01/01,
  yielding 3.95%)...........................................      15,000,000
TRW, Inc. ($6,000,000 par, maturing 08/01/01, yielding
  4.00%)....................................................       6,000,000
                                                              --------------

TOTAL SHORT-TERM LOAN PARTICIPATIONS........................      26,000,000
                                                              --------------

TIME DEPOSIT  0.3%
State Street Bank & Trust Corp. ($4,202,000 par, 2.75%
  coupon, dated 07/31/01, to be sold on 08/01/01 at
  $4,202,321)...............................................       4,202,000
                                                              --------------

TOTAL SHORT-TERM INVESTMENTS  6.7%
  (Cost $102,115,993).......................................     102,115,993
                                                              --------------

TOTAL INVESTMENTS  122.7%
  (Cost $2,014,929,935).....................................   1,879,970,951

BORROWINGS  (24.5%).........................................    (375,000,000)

OTHER ASSETS IN EXCESS OF LIABILITIES  1.8%.................      27,688,223
                                                              --------------

NET ASSETS 100.0%...........................................  $1,532,659,174
                                                              ==============

NR--Not rated

+ Bank Loans rated below Baa by Moody's Investor Service, Inc. or BBB by
  Standard & Poor's Group are considered to be below investment grade. (Bank Loan ratings are unaudited.)

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2001

(1)  Industry percentages are calculated as a percentage of net assets.

(a) This Senior Loan interest is non-income producing.

(b) 144A Securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(c) This borrower has filed for protection in federal bankruptcy court.

(d) Affiliated company. See Notes to Financial Statements.

(e) Non-income producing security as this stock currently does not declare dividends.

(f) Restricted Security

(g) Subsequent to July 31, 2001, this borrower has filed for protection in federal Bankruptcy court.

 * Senior Loans in the Trust's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Trust's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Trust's portfolio may be substantially less than the stated maturities shown. Although the Trust is unable to accurately estimate the actual remaining maturity of individual Senior Loans, the Trust estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

** Senior Loans in which the Trust invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks and (iii) the certificate of deposit rate. Senior Loans are generally considered to be restricted in that the Trust ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
July 31, 2001

ASSETS:
Total Investments (Cost $2,014,929,935).....................  $1,879,970,951
Cash........................................................       6,764,187
Receivables:
  Investments Sold..........................................      25,119,229
  Interest..................................................      11,413,349
Other.......................................................         233,149
                                                              --------------
    Total Assets............................................   1,923,500,865
                                                              --------------
LIABILITIES:
Payables:
  Borrowings................................................     375,000,000
  Investments Purchased.....................................      11,914,500
  Investment Advisory Fee...................................       1,379,514
  Administrative Fee........................................         324,592
  Income Distributions......................................         116,330
  Affiliates................................................          52,547
Accrued Interest Expense....................................       1,258,242
Accrued Expenses............................................         625,422
Trustees' Deferred Compensation and Retirement Plans........         170,544
                                                              --------------
    Total Liabilities.......................................     390,841,691
                                                              --------------
NET ASSETS..................................................  $1,532,659,174
                                                              ==============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 180,010,000 shares issued and
  outstanding)..............................................  $    1,800,100
Paid in Surplus.............................................   1,795,669,290
Accumulated Undistributed Net Investment Income.............       8,403,655
Net Unrealized Depreciation.................................    (134,958,984)
Accumulated Net Realized Loss...............................    (138,254,887)
                                                              --------------
NET ASSETS..................................................  $1,532,659,174
                                                              ==============
NET ASSET VALUE PER COMMON SHARE ($1,532,659,174 divided by
  180,010,000 shares outstanding)...........................  $         8.51
                                                              ==============

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended July 31, 2001

INVESTMENT INCOME:
Interest....................................................  $ 200,884,786
Fees........................................................      3,156,237
                                                              -------------
    Total Income............................................    204,041,023
                                                              -------------
EXPENSES:
Investment Advisory Fee.....................................     18,555,986
Administrative Fee..........................................      4,366,114
Legal.......................................................        662,934
Custody.....................................................        639,320
Trustees' Fees and Related Expenses.........................         99,675
Other.......................................................      1,890,607
                                                              -------------
    Total Operating Expenses................................     26,214,636
    Interest Expense........................................     34,597,530
                                                              -------------
    Total Expenses..........................................     60,812,166
                                                              -------------
NET INVESTMENT INCOME.......................................  $ 143,228,857
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(134,906,805)
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    (72,339,694)
  End of the Period.........................................   (134,958,984)
                                                              -------------
Net Unrealized Depreciation During the Period...............    (62,619,290)
                                                              -------------
NET REALIZED AND UNREALIZED LOSS............................  $(197,526,095)
                                                              =============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $ (54,297,238)
                                                              =============

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended July 31, 2001 and 2000

                                                       YEAR ENDED        YEAR ENDED
                                                     JULY 31, 2001     JULY 31, 2000
                                                     --------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................  $  143,228,857    $  145,114,337
Net Realized Loss..................................    (134,906,805)       (3,054,917)
Net Unrealized Depreciation During the Period......     (62,619,290)      (71,900,633)
                                                     --------------    --------------
Change in Net Assets from Operations...............     (54,297,238)       70,158,787
                                                     --------------    --------------
Distributions from Net Investment Income...........    (149,588,160)     (147,076,580)
Distributions from Net Realized Gain...............             -0-        (1,593,578)
                                                     --------------    --------------
Total Distributions................................    (149,588,160)     (148,670,158)
                                                     --------------    --------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................    (203,885,398)      (78,511,371)
NET ASSETS:
Beginning of the Period............................   1,736,544,572     1,815,055,943
                                                     --------------    --------------
End of the Period (Including accumulated
  undistributed net investment income of $8,403,655
  and $14,576,817, respectively)...................  $1,532,659,174    $1,736,544,572
                                                     ==============    ==============

                                               See Notes to Financial Statements

Statement of Cash Flows
For the Year Ended July 31, 2001

CHANGE IN NET ASSETS FROM OPERATIONS........................  $ (54,297,238)
                                                              -------------
Adjustments to Reconcile the Change in Net Assets from
  Operations to Net Cash Used for Operating Activities:
Decrease in Investments at Value............................    544,895,503
Increase in Receivable for Investments Sold.................    (25,119,229)
Decrease in Interest Receivable.............................      8,744,451
Increase in Other Assets....................................        (62,894)
Increase in Payable for Investments Purchased...............     11,914,500
Decrease in Investment Advisory Fee Payable.................       (433,676)
Decrease in Administrative Fee Payable......................       (116,113)
Decrease in Affiliates Payable..............................       (149,627)
Decrease in Accrued Expenses................................        (15,703)
Increase in Trustees' Deferred Compensation and Retirement
  Plans.....................................................         55,397
                                                              -------------
    Total Adjustments.......................................    539,712,609
                                                              -------------
NET CASH PROVIDED BY OPERATING ACTIVITIES...................    485,415,371
                                                              -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Change in Bank Borrowings...................................   (325,000,000)
Change in Intra-day Credit Line with Custodian Bank.........     (1,385,327)
Change in Accrued Interest Expense..........................     (2,794,027)
Cash Dividends Paid.........................................   (149,471,830)
                                                              -------------
    Net Cash Used for Financing Activities..................   (478,651,184)
                                                              -------------
NET INCREASE IN CASH........................................      6,764,187
Cash at Beginning of the Period.............................            -0-
                                                              -------------
CASH AT THE END OF THE PERIOD...............................  $   6,764,187
                                                              =============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                   JUNE 24, 1998
                                                                                   (COMMENCEMENT
                                                       YEAR ENDED JULY 31,         OF INVESTMENT
                                                  ------------------------------   OPERATIONS) TO
                                                    2001       2000       1999     JULY 31, 1998
                                                  -----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD (A)....  $   9.65   $  10.08   $  10.07      $   9.99
                                                  --------   --------   --------      --------
 Net Investment Income..........................       .79        .81        .77           .07
 Net Realized and Unrealized Gain/Loss..........     (1.10)      (.42)       -0-           .01
                                                  --------   --------   --------      --------
Total from Investment Operations................      (.31)       .39        .77           .08
                                                  --------   --------   --------      --------
Less:
 Distributions from Net Investment Income.......       .83        .81        .76           -0-
 Distributions from Net Realized Gain...........       -0-        .01        -0-           -0-
                                                  --------   --------   --------      --------
Total Distributions.............................       .83        .82        .76           -0-
                                                  --------   --------   --------      --------
NET ASSET VALUE, END OF THE PERIOD..............  $   8.51   $   9.65   $  10.08      $  10.07
                                                  ========   ========   ========      ========

Market Price Per Share at End of the Period.....  $   7.79   $   8.75   $ 9.5625      $10.0625
Total Investment Return at Market Price (b).....    -1.42%       .61%      2.98%          .63%**
Total Return at Net Asset Value* (c)............    -3.19%      4.10%      7.91%          .70%**
Net Assets at End of the Period (In millions)...  $1,532.7   $1,736.5   $1,815.1      $1,812.1
Ratio of Operating Expenses to Average Net
 Assets*........................................     1.63%      1.75%      1.66%         1.18%
Ratio of Interest Expense to Average Net
 Assets.........................................     2.15%      2.49%      2.37%          .28%
Ratio of Net Investment Income to Average Net
 Assets*........................................     8.90%      8.19%      7.72%         6.94%
Portfolio Turnover (d)..........................       55%        57%        28%            3%**
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.........       N/A        N/A        N/A         1.21%
Ratio of Net Investment Income to Average Net
 Assets.........................................       N/A        N/A        N/A         6.90%
SENIOR INDEBTEDNESS:
Total Borrowings Outstanding (In thousands).....  $375,000   $700,000   $800,000      $400,000
Asset Coverage Per $1,000 Unit of Senior
 Indebtedness (e)...............................     5,087      3,481      3,269         5,530

** Non-Annualized

(a) Net asset value on June 24, 1998 of $10.00 is adjusted for common share offering costs of $.013.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share price at the end of the period indicated.

(c) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(d) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interest.

(e) Calculated by subtracting the Trust's total liabilities (not including the Borrowings) from the Trust's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

N/A = Not Applicable

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

July 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Senior Income Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income, consistent with preservation of capital. The Trust invests primarily in adjustable senior loans. Senior loans are business loans that have a senior right to payment and are made to borrowers that may be corporations, partnerships or other entities. These borrowers operate in a variety of industries and geographic regions. The Trust borrows money for investment purposes which will create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Trust's volatility. The Trust commenced investment operations on June 24, 1998.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION The Trust's Senior Loans are valued by the Trust following valuation guidelines established and periodically reviewed by the Trust's Board of Trustees. Under the valuation guidelines, Senior Loans for which reliable market quotes are readily available are valued at the mean of such bid and ask quotes. Where reliable market quotes are not readily available, Senior Loans are valued, where possible, using independent market indicators provided by independent pricing sources approved by the Board of Trustees. Other Senior Loans are valued by independent pricing sources approved by the Board of Trustees based upon pricing models developed, maintained and operated by those pricing sources or valued by Van Kampen Investment Advisory Corp. (the "Adviser") by considering a number of factors including consideration of market indicators, transactions in instruments which the Adviser believes may be comparable (including comparable credit quality, interest rate redetermination period and maturity), the credit-worthiness of the borrower, the current interest rate, the period until the next interest rate redetermination and the maturity of such Senior Loans. Consideration of comparable instruments may include commercial paper, negotiable certificates of deposit and short-term variable rate securities which have adjustment periods comparable to the Senior Loans in the Trust's portfolio. The fair value of Senior

NOTES TO
FINANCIAL STATEMENTS

July 31, 2001

Loans are reviewed and approved by the Trust's Valuation Committee and Board of Trustees.

    Equity securities are valued on the basis of prices furnished by pricing services or as determined in good faith by the Adviser under the direction of the Board of Trustees.

    Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term loan participations are valued at cost in the absence of any indication of impairment.

B. SECURITY TRANSACTIONS Investment transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Facility fees received are treated as market discounts. Market premiums are amortized and discounts are accreted over the stated life of each applicable security. Other income is comprised primarily of amendment fees. Amendment fees are earned as compensation for agreeing to changes in loan agreements.

    In November, 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. As noted above, the Trust currently amortizes premiums and accretes discounts on fixed income securities; therefore this accounting change has no impact to the Trust.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At July 31, 2001, the Trust had an accumulated capital loss carryforward for tax purposes of $4,851,995, which will expire on July 31, 2009. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions, post October losses which may not be recognized for tax purposes until the first day of the following fiscal year and losses that were recognized for book purposes but not for tax purposes at the end of the fiscal year.

NOTES TO
FINANCIAL STATEMENTS

July 31, 2001

    At July 31, 2001, for federal income tax purposes cost of long- and short-term investments is $2,033,267,070, the aggregate gross unrealized appreciation is $52,236,375 and the aggregate gross unrealized depreciation is $205,532,494, resulting in net unrealized depreciation on long- and short-term investments of $153,296,119.

E. DISTRIBUTION OF INCOME AND GAINS The Trust intends to declare and pay monthly dividends from net investment income to common shareholders. Net realized gains, if any, are to be distributed at least annually to common shareholders.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between financial and tax basis reporting for the 2001 fiscal year have been identified and appropriately reclassified. A permanent difference relating to expenses which are not deductible for tax purposes totaling $186,141 was reclassified from accumulated undistributed net investment income to capital.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee of .85% of the average daily managed assets. Managed assets are defined as the gross asset value of the Trust minus the sum of accrued liabilities, other than the aggregate amount of borrowings undertaken by the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc., the Trust's Administrator, at an annual rate of .20% of the average daily managed assets of the Trust. The administrative services provided by the Administrator include monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Variable Rate Senior Loans in the Trust's portfolio and providing certain services to the holders of the Trust's securities.

    For the year ended July 31, 2001, the Trust recognized expenses of approximately $115,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under a Legal Services agreement, the Adviser provides legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the year ended July 31, 2001, the Trust recognized expenses of approximately $51,300 representing Van Kampen Investments Inc.'s or its affiliates' (collectively

NOTES TO
FINANCIAL STATEMENTS

July 31, 2001

"Van Kampen") cost of providing legal services to the Trust, which are reported as legal expenses in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

    During the period, the Trust owned shares of the following affiliated companies. Affiliated companies are defined by the Investment Company Act of 1940 as those companies in which a trust holds 5% or more of the outstanding voting securities.

                                                    REALIZED     DIVIDEND   MARKET VALUE
NAME                                    SHARES*    GAIN/(LOSS)    INCOME      7/31/01
Kindred Healthcare, Inc. ............    543,875        0           0       $25,562,125
Rowe International, Inc. ............     87,636        0           0       $         0

* Shares were acquired through the restructuring of Senior loan interests.

3. INVESTMENT TRANSACTIONS

During the period, the costs of purchases and proceeds from investments sold and repaid, excluding short-term investments, were $1,095,073,696 and $1,459,887,445, respectively.

4. COMMITMENTS

Pursuant to the terms of certain of the Variable Rate Senior Loan agreements, the Trust had unfunded loan commitments of approximately $24,487,600 as of July 31, 2001. The Trust generally will maintain with its custodian short-term investments and/or cash having an aggregate value at least equal to the amount of unfunded loan commitments.

5. SENIOR LOAN PARTICIPATION COMMITMENTS

The Trust invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to United States and foreign corporations, partnerships, and other entities. When the Trust purchases a participation of a Senior Loan interest, the Trust typically enters into a contractual agreement with the lender or other third party selling the

NOTES TO
FINANCIAL STATEMENTS

July 31, 2001

participation, but not with the borrower directly. As such, the Trust assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Trust and the borrower.

    At July 31, 2001, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Trust on a participation basis.

                                                              PRINCIPAL
                                                               AMOUNT      VALUE
SELLING PARTICIPANT                                             (000)      (000)
Goldman Sachs...............................................   $12,438    $11,761
Lehman Commercial Paper.....................................     6,116      4,657
                                                               -------    -------
Total.......................................................   $18,544    $16,418
                                                               =======    =======

6. BORROWINGS

In accordance with its investment policies, the Trust may borrow money for investment purposes in an amount up to approximately 33 1/3% of the Trust's total assets.

    The Trust has entered into an $800 million revolving credit agreement with VVR Funding LLC, a Delaware limited liability company whose sole purpose is the issuance of commercial paper. VVR has the authority to issue a maximum of $800 million of commercial paper, at a discount, with maturities of up to 180 days, the proceeds of which are used to make advances to the Trust. This revolving credit agreement is secured by the assets of the Trust. For the year ended July 31, 2001, the average daily balance of borrowings under the revolving credit agreement was $578 million with a weighted average interest rate of 5.89%.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Senior Income Trust

We have audited the accompanying statement of assets and liabilities of Van Kampen Senior Income Trust (the "Trust"), including the portfolio of investments, as of July 31, 2001, the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Trust's financial highlights for the periods ended prior to July 31, 2000 were audited by other auditors whose report, dated September 14, 1999, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the Trust's custodian, brokers, and selling or agent banks; where replies were not received, we performed alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Senior Income Trust as of July 31, 2001, the results of its operations, cash flows, changes in net assets, and financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
September 14, 2001

DIVIDEND REINVESTMENT PLAN

    The Trust offers a Dividend Reinvestment Plan (the "Plan") pursuant to which Common Shareholders who are participants in the Plan may have all distributions of dividends and capital gains automatically reinvested in Common Shares of the Trust. Common Shareholders who elect not to participate in the Plan will receive all distributions of dividends and capital gains in cash paid by check mailed directly to the Common Shareholder by the Trust's dividend disbursing agent.

HOW THE PLAN WORKS

    State Street Bank and Trust Company, as your Plan Agent, serves as agent for the Common Shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new Common Shares in connection with the Plan. All reinvestments are in full and fractional Common Shares, carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent, with the written consent of the Trust, by providing at least 90 days written notice to all Participants in the Plan.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    You may withdraw from the Plan at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan, and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                              2800 Post Oak Blvd.

                             Attn: Closed-End Funds

                               Houston, TX 77056

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN SENIOR INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

RESULTS OF
SHAREHOLDER VOTES

An Annual Meeting of the Shareholders of the Trust was held on June 27, 2001.

With regard to the election of the following trustees by the shareholders of the
Trust:

                                                               # OF SHARES
                                                     --------------------------------
                                                      IN FAVOR              WITHHELD
-------------------------------------------------------------------------------------
Richard F. Powers, III.............................  172,844,072            2,662,368
Hugo F. Sonnenschein...............................  173,246,738            2,219,702
Theodore A. Myers..................................  173,175,932            2,290,508

The other trustees whose terms did not expire in 2001 are David C. Arch, Rod Dammeyer, Howard J Kerr, and Wayne W. Whalen.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
VVR ANR 9/01                                                     4205I01-AS-9/01